SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         July 9, 2004
                                                         ------------


                          GOLD BANC CORPORATION, INC.
                          ---------------------------
             (Exact name of Registrant as specified in its charter)

          Kansas                    0-28936                  48-1008593
          ------                    -------                  ----------
(State of Incorporation)   (Commission File Number)       (I.R.S. Employer
                                                       Identification Number)


                   11301 Nall Avenue, Leawood, Kansas 66211
                   ----------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code (913) 451-8050
                                                   --------------


         (Former name or former address, if changed since last report)

                                EXPLANATORY NOTE

      This Form 8-K/A amends the Registrant's Current Report on Form 8-K filed on July 9, 2004. The purpose of this amendment is to correct the dates set forth in the original Current Report. This amendment does not otherwise modify or update any of the information contained in the original Current Report.

Item 5     Other Events and Regulation FD Disclosure

      On July 9, 2004, the Registrant issued a press release to respond to inquiries it had received regarding information appearing on the website of the DealAnalytics.com and to announce the dismissal of a class action lawsuit filed against the Registrant and nine of its directors. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7     Financial Statements and Exhibits


Exhibit Number  Description
--------------  -----------

99.1            Press Release dated July 9, 2004.



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.



                               GOLD BANC CORPORATION, INC.


Dated: July 15, 2004
                               By:  /s/ Rick J . Tremblay
                                   --------------------------------------
                                   Rick J. Tremblay
                                   Executive Vice President and
                                   Chief Financial Officer